                                   [LOGO] BNY

                                 ANNUAL REPORT

                               DECEMBER 31, 2002

                             [LOGO] Hamilton Funds

                         INVEST WITH A TRUSTED LEADER



    LARGE CAP GROWTH CRT FUND


    SMALL CAP GROWTH CRT FUND


    INTERNATIONAL EQUITY CRT FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2002. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing the Funds' performance over the past year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

For much of the year, economic data seemed to indicate that the economy was headed for a recovery. Unfortunately, widespread accounting concerns and increasing investor skepticism overrode these positive signs. Corporate managements lost credibility, and investors lost confidence in the equity market. This drove a selloff that cut across virtually every market sector. While losses were widespread, more defensive value stocks posted smaller losses than their higher-growth counterparts. Investors increasingly turned toward the safer havens of money funds and Treasury and other government debt. This trend continued through the third quarter.

In the fourth quarter, however, the markets staged somewhat of a reversal. Technology and telecommunications stocks, which had been some of the most-battered issues, rallied for much of the quarter. Lower-quality, highly leveraged names did well in this period, while high-quality defensive stocks lagged behind. By year's end, however, this rally appeared to lose steam as concerns about the prospects for war with Iraq grew. For 2002, the S&P 500(R) Index of large-capitalization U.S. stocks returned -22.10%.

Through all of this the economy continued to expand at a moderate pace, but mostly because of demand from consumers. Despite employment data that were at times disconcerting, consumer spending remained at reasonably strong levels. Tax cuts helped to give individuals a little more money in their pockets. Most of the spending appeared to be fueled by mortgage refinancings, however, as homeowners took advantage of record-low interest rates to shave hundreds of dollars off their monthly home payments.

Corporate capital spending did not, however, follow the consumer's lead. Although there were occasional signs that companies might start to open their wallets, in the end capital spending remained at depressed levels. Overall economic uncertainty, exacerbated by the risk of war in the Middle East, encouraged companies to keep a tight lid on their expenditures.

International markets also struggled for the most part over the year. The concerns that drove market weakness in the U.S.--sluggish recovery, questionable corporate accounting practices, and the rising possibility of war in the Middle East--spilled over to the rest of the globe.

European markets suffered serious losses, particularly in the insurance, media, and technology sectors. Sectors with more defensive characteristics, such as consumer staples and energy, outperformed. Asia outside of Japan was strong, while Japan itself remained mired in the difficulties that have plagued it for years. Thus far, hopes that Prime Minister Koizumi would be able to spark a recovery there have not been realized.

After years of relative strength, the dollar lost ground against the euro, yen, and pound, enhancing the returns of U.S.-based investors in foreign markets. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -15.66%.

On the fixed-income front, the Federal Reserve kept interest rates steady at their very low levels for most of the year. As signs pointed toward revived economic growth early in the year, intermediate- and longer-term interest rates rose as investors anticipated that the Federal Reserve would step in to raise short-term rates. Economic growth slowed, however, and the Federal Reserve stayed on the sidelines. This caused rates to fall significantly during the second quarter.

Federal Reserve policy remained steady for most of the remainder of the year. As the economy remained in the doldrums and capital spending failed to reignite, however, the Federal Reserve surprised many by cutting rates by 50 basis points in November. This brought the federal funds target rate down to 1.25%. At that point, the Federal Reserve announced that it viewed the risks of inflation as being balanced by those of a faltering economy. This neutral stance suggests that the Federal Reserve will need to see clear signs of solid economic growth or emerging inflationary pressures before it will consider raising rates--a prospect that is almost certainly some months away.

Treasurys and other government-issued bonds were the most popular for most of the year. Investors worn down by losses and volatility in the equity markets were strongly attracted by the safety and liquidity of these high-quality securities. Corporate bonds underperformed, however, hurt by many of the same factors that weighed on stocks. On the whole, higher-rated corporates performed better than lower-quality issues.

As with the equity markets, though, the fourth quarter offered a change in direction. Corporate bonds outperformed their government counterparts as investors appeared willing to take on a bit of additional risk in an effort to profit from potential economic improvement. This period of outperformance, however, was not sufficient to offset corporate bonds' weakness for the bulk of the year.

In our view, there continue to be important positive developments in key economic trends. While the threat of war with Iraq casts considerable uncertainty on the markets and the economy, we believe that an upturn in corporate profits is on the horizon. While investors have endured considerable pain in the past year, it's essential to remember that difficult times like these can create very attractive buying opportunities for those willing to focus on long-term fundamentals during periods of negative investor psychology. As the situation with regard to Iraq comes to resolution--whether with a war or, hopefully, without--a significant cloud should be lifted off the equity markets.

Improvement in corporate earnings was elusive for much of the year, but we are now seeing some signs of meaningful growth. Evidence of an upturn in capital spending is building as well. Continued improvement on both fronts suggests that growth in payrolls will follow. This is the key to the economy making a successful transition in 2003 from last year's recovery to an ongoing, self-sustaining expansion. Increased conviction in the outlook for growth and profitability, in our view, will go a long way toward restoring investors' confidence in the financial markets.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
  /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page  5

BNY Hamilton Large Cap Growth CRT Fund
 Schedule of Investments.........................................      14
 Statement of Assets and Liabilities.............................      16
 Statement of Operations.........................................      16
 Statements of Changes in Net Assets.............................      17
 Financial Highlights............................................      18

BNY Hamilton Small Cap Growth CRT Fund
 Schedule of Investments.........................................      19
 Statement of Assets and Liabilities.............................      23
 Statement of Operations.........................................      23
 Statements of Changes in Net Assets.............................      24
 Financial Highlights............................................      25

BNY Hamilton International Equity CRT Fund
 Schedule of Investments............................................ Page 26
 Industry Diversification...........................................      30
 Statement of Assets and Liabilities................................      31
 Statement of Operations............................................      31
 Statements of Changes in Net Assets................................      32
 Financial Highlights...............................................      33

Notes to Financial Statements.......................................      34

Report of Ernst & Young LLP, Independent Auditors...................      40

Directors and Officers..............................................      41

BNY Hamilton Large Cap Growth CRT Fund

An Interview with Co-Portfolio Managers, Charles Goodfellow, Managing Director, and DeAnne Steele, Vice President

Q. What factors influenced the investment environment for large-cap stocks during 2002?

A. The year proved to be very volatile. First, investors shrugged off economic reports in the beginning of the year that were stronger than expected. As 2002 progressed, investors questioned the strength of the economic recovery, and continued to express concerns about corporate governance and the reliability of companies' financial data. The threat of war with Iraq also took a toll on investor confidence. Finally, investors proved intolerant of individual companies posting earnings disappointments, punishing their stock prices quickly and severely.

   The consumer remained relatively strong throughout 2002, thanks in part to record mortgage refinancing and a booming real estate market. Nonetheless, concerns about rising unemployment loomed, as cost-conscious companies cut headcount. Corporate spending remained weak, as companies also sought to control expenses and reduced capital expenditure budgets and headcount throughout the year. The market staged two rallies in August and October, but they were not strong enough to avoid a third consecutive year of negative equity returns in all the major indexes.

Q. Given this context, how did the Fund perform?

A. The Fund returned -22.85% for Institutional Class Shares/1/ for the year ended December 31, 2002. For the same period, the S&P 500(R) Index/2/ returned -22.10%.

Q. What factors accounted for the Fund's performance during the period?

A. Growth- and core-style managers lagged the market in 2002, underperforming value-style investors. As the Fund's investment approach blends growth and core investing, it too underperformed, although slightly. We limit individual stock volatility by restricting the size of individual holdings, and we occasionally used options to help manage risk. The Fund's average cash balance was larger than in years when volatility was lower. These steps helped to keep the Fund's performance reasonably close to that of our benchmark.

   Our overweightings in outperforming sectors such as consumer staples, financials, and health care helped performance, but these positions were not sufficient to offset underperformance from our holdings in the weaker consumer discretionary, technology, and utilities sectors.

Q. Which of the Fund's holdings were the best performers?
   /3/
A. Our two top-performing companies were United Parcel Service and Procter & Gamble. These are both strong, conservative companies with solid balance sheets. Other strong performers included financial stocks Wells Fargo and Washington Mutual, which benefited from the year's mortgage refinancing boom, and our two real estate investment trusts (REITs)/4/, Liberty Property Trust and Duke Realty, which appealed to investors looking for reliable, above-average dividends.

Q. How did the portfolio's composition change over the past year?

A. We scrutinized our holdings in individual companies with an eye toward reducing the level of risk associated with any single holding. This caused us to reduce--but not eliminate--our allocation to companies as diverse as Procter & Gamble, Applied Materials, and ExxonMobil. (We continue to overweight the energy sector, despite this reduction in our ExxonMobil position.) This process also led us to trim our holdings in the technology and telecommunications sectors, producing even greater underweightings in these areas than before.

Q. What is your strategic outlook going forward?

A. We anticipate the economy to continue its recovery throughout 2003, with corporate spending re-emerging to augment consumer spending. Corporate spending has been very conservative over the past couple of years as the economy slowed, investor confidence faded, and prior overspending was absorbed. Companies have now begun to see their profits and cash flow improve over the past two quarters, and we foresee them gradually increasing their capital budgets to replace and improve older equipment.

   Based on these improving fundamentals and stocks' currently reasonable valuations, we believe that this could be an opportune time to invest in core growth companies for the long term. In our assessment, we have positioned the Fund to benefit as the market turnaround materializes.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................   -22.85%       -22.85%
             Since Inception (1/03/00)   -41.15%       -16.23%

                                    [CHART]

                     Large Cap Growth CRT      S&P 500(R) Index
                     --------------------      ----------------
01/03/2000                 10,000                   10,000
03/31/2000                 11,453                   10,224
06/30/2000                 11,655                    9,972
09/30/2000                 11,533                    9,875
12/31/2000                 10,087                    9,102
03/31/2001                  8,031                    8,023
06/30/2001                  8,314                    8,492
09/30/2001                  6,973                    7,245
12/31/2001                  7,628                    8,020
03/31/2002                  7,608                    8,042
06/30/2002                  6,454                    6,965
09/30/2002                  5,422                    5,761
12/31/2002                  5,885                    6,247


1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Investments in REITs are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

BNY Hamilton Small Cap Growth CRT Fund*

An Interview with John Lui, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for small-cap stocks during 2002?
A. Equity markets were under pressure all year due to investor concerns about a tepid economic recovery with little positive impact on corporate profitability. Compounding these worries were high-profile accounting scandals and the possibility of war with Iraq. The result was a third consecutive year of negative equity returns, although small-cap stocks suffered smaller losses than large caps.

   The fear of an earnings recession was the driving force behind the market weakness in 2002. In a more normal environment, corporate scandals and geopolitical concerns would have had far lesser impact.

Q. Given this context, how did the Fund perform?
A. For the year ended December 31, 2002, the Fund returned -22.72% for Institutional Class Shares/1/, versus a -20.48% return for the Russell 2000 Index/2/ over the same period.

Q. What factors accounted for the Fund's performance during the period?
A. Stocks as an asset class fell worldwide in the wake of negative earnings revisions--and a decline in the price investors were willing to pay per dollar of those earnings. As in other recent periods, our emphasis on growth-oriented stocks hurt performance, as value stocks outperformed for most of the year. While investors lost confidence in the equity markets on a broad scale, losses tended to be smaller among more defensive stocks--a category that includes many value sectors.

   Much of the portfolio's underperformance also stemmed from individual stock selections in health care and technology. Selections in financials, industrials, materials, and energy, however, helped relative performance.

Q. How did the portfolio's composition change over the past year?/3/
A. Going into 2002, we had positioned the Fund to benefit from economic recovery, and thus over the year did not need to make any significant changes to the portfolio. The key to better equity performance will be a reacceleration of corporate profit growth, which we anticipate could begin in 2003. We have therefore positioned the Fund in those sectors and companies that we believe are able to experience superior earnings growth as the economy returns to health. In the small-cap area of the marketplace, these include the consumer discretionary, health care, financial, energy, industrial, and basic materials sectors.

Q. What is your strategic outlook going forward?
A. The market continues to suffer from investors' doubts about the prospects for recovery in business fundamentals and overall economic conditions. These concerns, coupled with a general skepticism of corporate America that has followed the past year's accounting scandals, have made investors extremely averse to investment risk.

   Although many investors are concerned about a return to a recessionary environment, we believe the odds of such a double-dip are low. And while accounting problems took a toll on the market in 2002, we believe that they are unlikely to continue into 2003. Rather, we believe that the economy is poised for improvement, with the consumer discretionary, energy, industrials, basic materials, and financial sectors positioned to benefit from efforts to stimulate the economy through both monetary policy from the Federal Reserve and fiscal policy from the President and Congress. We believe health care stocks could do well, given strong demographic trends and new products.

   While we are still at an early point in the economic recovery, we believe that corporate spending on information technology may build momentum as the year goes on. This could help the earnings outlook for the volatile information technology sector which, outside of the fourth quarter of 2002, has been among the hardest-hit in the long bear market.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................   -22.72%       -22.72%
             Since Inception (1/03/00)   -23.79%       - 8.67%

                                    [CHART]


                Small Cap Growth CRT    Russell 2000 Index
                --------------------    ------------------
01/03/2000             10,000                   10,000
03/31/2000             12,440                   10,708
06/30/2000             12,110                   10,303
09/30/2000             12,860                   10,417
12/31/2000             10,953                    9,697
03/31/2001              9,408                    9,067
06/30/2001             10,610                   10,361
09/30/2001              8,580                    8,207
12/31/2001              9,863                    9,937
03/31/2002             10,004                   10,334
06/30/2002              8,904                    9,471
09/30/2002              7,278                    7,444
12/31/2002              7,621                    7,902


* Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.96% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

BNY Hamilton International Equity CRT Fund*

An Interview with Isabelle Le Guay, Senior International Equity Portfolio
Manager

Q. What factors influenced the investment environment for international stocks during 2002?
A. Major global equity markets have been under siege for nearly three years. International equity markets faced a number of challenges over the past year in particular. Investor sentiment grew increasingly pessimistic as corporate accounting scandals, renewed fears of terrorist activities, continued crisis in the Middle East, lackluster corporate profits, and concerns about the overall pace of global economic activity resulted in weak global equity markets.

   Dollar-based investors were partially shielded from the downturn in foreign equity markets when the euro, pound sterling, and Japanese yen strengthened against the U.S. dollar last year. Global equity returns varied greatly by region, with the Pacific region outside Japan outperforming the rest of the developed markets.

Q. Given this context, how did the Fund perform?
A. The Fund returned -16.68% for Institutional Class Shares/1/ for the year ended December 31, 2002. For the same period, the MSCI EAFE Index/2/ returned -15.66%.

Q. What factors accounted for the Fund's performance during the period?
A. The Fund's relative underperformance largely stemmed from our stock selections in Europe and Japan. Although their impact overall was negative for the year, our stock selections noticeably improved during the second half, especially in Europe. This resulted in improved relative performance in the last six months of the year. Frequent global sector rotations and volatility driven by speculation made it challenging to keep pace with the benchmark throughout 2002.

   On a positive note, our gradual increase in the Fund's allocation of assets to the Pacific region outside Japan benefited performance. Despite some setbacks in Hong Kong and China early in the year, our stock selections in Australia and, to a lesser extent, Singapore have made noteworthy contributions to returns.

   To stabilize the portfolio during highly volatile 2002, we focused on picking top-quality and sustainable growth stocks with high dividend yields, as well as more liquid larger-cap stocks with transparent management practices. This way, we could still strive to earn competitive returns during volatile market conditions, while maintaining the flexibility to quickly reposition during times of sudden market swings.

Q. Which of the Fund's holdings were the best performers?/3/
A. Reckitt Benckiser continued to be one of the best contributors in the portfolio last year, posting a 59% return in dollar terms in 2002. Focused on household, toiletry, and pharmaceutical products, this U.K.-based company has successfully completed a major restructuring. The company has also benefited from textbook execution of product innovation, brand marketing, cost-cutting, and efficiency of working capital. These have all helped produce healthy organic growth and improving margins.

Q. How did the portfolio's composition change over the past year?/3/
A. In Europe, which naturally has been the largest geographical portion in the Fund, we maintained an average underweight position relative to the benchmark throughout the year. We gradually decreased the European weight in the second and third quarters, then reversed the strategy during the fourth quarter.

   We boosted our Japanese exposure in March from a small underweight to a more neutral position, and followed this move with further, gradual increases in the second and third quarters. In the fourth quarter, when signs of slowing cyclical momentum emerged, we decided to return our Japanese exposure to a small underweighting. As uncertainty on the global economy deepened during the second half of the year and in response to the increased market volatility, we raised the level of cash in the Fund, which coincided with our decision to reduce Japanese exposure.

   We gradually increased our position in the Pacific region outside Japan, bringing the Fund's overweighting up substantially over the year. Australia was the greatest beneficiary of this shift; we emphasized that market because of its relatively resilient economic fundamentals. There were a number of opportunities in Australia's resources sector given the firmer commodity prices during most of 2002. We also favored selected Australian cyclical stocks due to that nation's positive economic fundamentals.

Q. What is your strategic outlook going forward?
A. The international equity markets are sending mixed signals about their future direction. In general, we foresee a continuation of the past year's slow economic growth throughout 2003. Ongoing uncertainty surrounding a potential war with Iraq, along with higher oil prices, will not help investors to regain confidence. For that to happen, a return to profitability and increased visibility regarding corporate earnings will be essential in 2003.

   Also, we believe that the European Central Bank must lower interest rates further to stimulate economic growth in Europe. In our view, Europe will most likely benefit from any relief from geopolitical risks, an upturn in the U.S. economy, stabilization of consumer spending, and even modest recovery in capital spending.

   Although 2002 ended with deep skepticism with regard to the Japanese stock market, we believe the market could turn around starting in late February or early March, if the Koizumi cabinet takes decisive action to fight deflation.

   By comparison, the 2003 outlook for Asia outside Japan looks more promising. In this tentative market environment, we plan to further boost our relative overweighting in Asia outside Japan, while keeping Europe and Japan equally underweighted relative to the benchmark.

   The Fund's holdings will continue to be well diversified among regions, countries and global industry sectors. Also, we plan to persist in seeking out stocks of well-run companies with strong business models and sustainable returns.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................   -16.68%       -16.68%
             Since Inception (1/03/00)   -47.97%       -19.60%

                                    [CHART]

             International Equity CRT        MSCI EAFE Index
             ------------------------        ---------------
01/03/2000            10,000                     10,000
03/31/2000            10,280                      9,995
06/30/2000             9,510                      9,605
09/30/2000             8,650                      8,836
12/31/2000             8,220                      8,604
03/31/2001             7,010                      7,436
06/30/2001             6,930                      7,372
09/30/2001             5,950                      6,344
12/31/2001             6,224                      6,787
03/31/2002             6,214                      6,826
06/30/2002             6,064                      6,694
09/30/2002             4,959                      5,376
12/31/2002             5,203                      5,724


*  International investing involves increased risk and volatility.
1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.22% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

         BNY Hamilton Large Cap Growth CRT Fund

         Schedule of Investments

         December 31, 2002

Number of
 Shares                                                       Value
---------                                                    --------
          Common Stocks--94.0%
          Advertising and Marketing Services--1.8%
  4,175   Omnicom Group, Inc................................ $269,705
                                                             --------
          Banking and Finance--4.3%
 10,375   Washington Mutual, Inc............................  358,249
  6,300   Wells Fargo & Co..................................  295,281
                                                             --------
                                                              653,530
                                                             --------
          Beverages, Food and Tobacco--3.2%
  5,600   PepsiCo, Inc......................................  236,432
  5,700   The Coca-Cola Co..................................  249,774
                                                             --------
                                                              486,206
                                                             --------
          Biosciences--1.7%
  5,250   Amgen, Inc.*......................................  253,785
                                                             --------
          Building and Building Products--1.5%
  9,800   The Home Depot, Inc...............................  234,808
                                                             --------
          Chemicals--2.8%
  9,950   duPont (E.I.) de Nemours & Co.....................  421,880
                                                             --------
          Communications, Media and Entertainment--1.7%
 11,825   Comcast Corp.--Special Class A*...................  267,127
                                                             --------
          Computers--Micro--3.6%
 10,000   Hewlett-Packard Co................................  173,600
  4,850   International Business Machines Corp. (IBM).......  375,875
                                                             --------
                                                              549,475
                                                             --------
          Computers--Software and Peripherals--5.2%
 22,575   Cisco Systems, Inc.*..............................  295,733
  9,800   Microsoft Corp.*..................................  506,660
                                                             --------
                                                              802,393
                                                             --------

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Conglomerates--2.8%
 17,875   General Electric Co............................... $  435,256
                                                             ----------
          Containers and Packaging--1.8%
  7,350   Sealed Air Corp.*.................................    274,155
                                                             ----------
          Data Processing Systems--4.3%
  8,525   Automatic Data Processing, Inc....................    334,606
  9,200   First Data Corp...................................    325,772
                                                             ----------
                                                                660,378
                                                             ----------
          Electronic Equipment and Components--3.7%
  6,025   Agilent Technologies, Inc.*.......................    108,209
 15,450   Applied Materials, Inc.*..........................    201,314
 16,650   Intel Corp........................................    259,240
                                                             ----------
                                                                568,763
                                                             ----------
          Financial Services--8.8%
 14,283   Citigroup, Inc....................................    502,618
  5,750   Fannie Mae........................................    369,897
  3,600   Marsh & McLennan Cos., Inc........................    166,356
  7,950   Morgan Stanley....................................    317,364
                                                             ----------
                                                              1,356,235
                                                             ----------
          Health Care Products and Services--7.2%
  7,225   Baxter International, Inc.........................    202,300
  9,475   Johnson & Johnson.................................    508,902
  8,775   Medtronic, Inc....................................    400,140
                                                             ----------
                                                              1,111,342
                                                             ----------
          Household and Personal Care Products--5.5%
  8,150   Colgate-Palmolive Co..............................    427,304
  4,850   The Procter & Gamble Co...........................    416,809
                                                             ----------
                                                                844,113
                                                             ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         December 31, 2002

Number of
 Shares                                                        Value
---------                                                    ----------
          Common Stocks (Continued)
          Insurance--3.3%
  8,675   American International Group, Inc................. $  501,849
                                                             ----------
          Oil and Gas--9.2%
  3,900   Anadarko Petroleum Corp...........................    186,810
  9,125   BP PLC ADR........................................    370,930
 12,925   Exxon Mobil Corp..................................    451,599
  4,125   Noble Corp.*......................................    144,994
  5,575   Schlumberger Ltd..................................    234,652
                                                             ----------
                                                              1,388,985
                                                             ----------
          Pharmaceuticals--6.6%
  7,900   Bristol-Myers Squibb Co...........................    182,885
  6,525   Merck & Co., Inc..................................    369,380
 15,050   Pfizer, Inc.......................................    460,079
                                                             ----------
                                                              1,012,344
                                                             ----------
          Real Estate Investment Trusts--2.9%
  8,650   Duke Realty Corp..................................    220,142
  6,825   Liberty Property Trust............................    217,991
                                                             ----------
                                                                438,133
                                                             ----------
          Resorts and Entertainment--1.9%
 17,900   The Walt Disney Co................................    291,949
                                                             ----------
          Retail--Discount Stores--2.1%
 11,675   Costco Wholesale Corp.*...........................    327,601
                                                             ----------
          Retail--Food Stores--1.0%
 10,350   The Kroger Co.*...................................    159,908
                                                             ----------
          Retail--Specialty Stores--1.3%
  8,200   CVS Corp..........................................    204,754
                                                             ----------

Number of
 Shares                                                         Value
---------                                                    -----------
          Common Stocks (Continued)
          Telecommunications--1.7%
  18,675  Corning, Inc.*.................................... $    61,814
   5,250  Verizon Communications, Inc.                           203,438
                                                             -----------
                                                                 265,252
                                                             -----------
          Transportation--2.5%
   6,175  United Parcel Service, Inc., Class B..............     389,519
                                                             -----------
          Utilities--Gas and Electric--1.6%
  12,275  Duke Energy Corp..................................     239,854
                                                             -----------
          Total Common Stocks
          (Cost $19,611,815)................................  14,409,299
                                                             -----------
          Money Market Funds--6.4%
 372,329  ACM Institutional Reserves
          (Government Portfolio), 1.18% (a).................     372,329
 614,654  ACM Institutional Reserves (Prime Portfolio),
          1.30% (a).........................................     614,654
                                                             -----------
          Total Money Market Funds
          (Cost $986,983)...................................     986,983
                                                             -----------
          Total Investments
          (Cost $20,598,798) (b)--100.4%                      15,396,282
          Liabilities in excess of other assets--(0.4%).....     (63,776)
                                                             -----------
          Net Assets--100.0%................................ $15,332,506
                                                             -----------

ADR American Depositary Receipt.
*   Non-income producing security.
(a) Represents annualized 7 day yield at December 31, 2002.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $5,261,506 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $307,208 and aggregate gross unrealized depreciation of $5,568,714.

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund


         Statement of Assets and Liabilities

         December 31, 2002



           Assets:
             Investments at market value,
              (Cost $20,598,798)...................... $ 15,396,282
             Receivables:
              Dividends...............................       26,465
              Due from Advisor........................        2,486
              Interest................................        1,105
             Other assets.............................        9,671
                                                       ------------
              Total Assets............................   15,436,009
                                                       ------------
           Liabilities:
             Payables:
              Services provided by The Bank of New
               York and Administrator.................       30,139
              Capital stock repurchased...............        1,000
             Accrued expenses and other liabilities...       72,364
                                                       ------------
              Total Liabilities.......................      103,503
                                                       ------------
           Net Assets:................................ $ 15,332,506
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $      2,668
             Capital surplus..........................   25,543,721
             Undistributed net investment income......          947
             Accumulated net realized loss on
              investments.............................   (5,012,314)
             Net unrealized depreciation on
              investments.............................   (5,202,516)
                                                       ------------
           Net Assets................................. $ 15,332,506
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 15,332,506
                                                       ------------
             Shares outstanding.......................    2,667,988
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       5.75
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

         Statement of Operations

         For the year ended December 31, 2002

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $2,032)................................. $   259,687
            Interest....................................      19,422
                                                         -----------
             Total Income...............................     279,109
                                                         -----------
          Expenses:
            Advisory....................................     102,801
            Accounting services.........................      75,076
            Administration..............................      34,267
            Transfer agent..............................      19,678
            Registration and filings....................      14,303
            Directors...................................      12,497
            Reports to shareholders.....................      11,284
            Custodian...................................       9,090
            Audit.......................................       7,783
            Other.......................................       9,596
                                                         -----------
             Total Expenses.............................     296,375
            Fees waived by The Bank of New York
             (Note 3)...................................    (160,140)
                                                         -----------
             Net Expenses...............................     136,235
                                                         -----------
             Net Investment Income......................     142,874
                                                         -----------
          Realized and Unrealized Loss on
           Investments:
            Net realized loss on investments............  (2,164,487)
            Increase in unrealized depreciation on
             investments during the year................  (2,605,130)
                                                         -----------
            Net realized and unrealized loss on
             investments................................  (4,769,617)
                                                         -----------
            Net decrease in net assets resulting from
             operations................................. $(4,626,743)
                                                         -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statements of Changes in Net Assets


                                                                                               Year Ended December 31,
                                                                                              ------------------------
                                                                                                  2002         2001
                                                                                              -----------  -----------
Operations:
  Net investment income...................................................................... $   142,874  $    94,509
  Net realized loss on investments...........................................................  (2,164,487)  (2,852,387)
  Increase in unrealized depreciation on investments during the year.........................  (2,605,130)  (2,023,349)
                                                                                              -----------  -----------
   Net decrease in net assets resulting from operations......................................  (4,626,743)  (4,781,227)
                                                                                              -----------  -----------
Dividends to Shareholders:
  Dividends from net investment income.......................................................    (141,193)     (90,372)
                                                                                              -----------  -----------
Capital Stock Transactions:
  Proceeds from capital stock sold...........................................................   3,404,800    8,759,822
  Proceeds from shares issued on reinvestment of dividends...................................       4,496        4,732
  Value of capital stock repurchased.........................................................    (822,722)  (1,298,858)
                                                                                              -----------  -----------
  Net increase in net assets resulting from capital stock transactions.......................   2,586,574    7,465,696
                                                                                              -----------  -----------
   Increase (decrease) in Net Assets.........................................................  (2,181,362)   2,594,097
Net Assets:
  Beginning of year..........................................................................  17,513,868   14,919,771
                                                                                              -----------  -----------
  End of year (includes undistributed net investment income of $947 at December 31, 2002 and
   $1,651 at December 31, 2001).............................................................. $15,332,506  $17,513,868
                                                                                              -----------  -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................................     468,178    1,005,052
  Shares issued on reinvestment of dividends: Institutional Shares...........................         723          628
  Shares repurchased: Institutional Shares...................................................    (122,451)    (171,808)
                                                                                              -----------  -----------
   Net increase..............................................................................     346,450      833,872
  Shares outstanding, beginning of year......................................................   2,321,538    1,487,666
                                                                                              -----------  -----------
  Shares outstanding, end of year............................................................   2,667,988    2,321,538
                                                                                              -----------  -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Financial Highlights

                                                           Year ended       For the period
                                                          December 31,     January 3, 2000*
                                                       -----------------        through
                                                         2002      2001    December 31, 2000
                                                       -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $  7.54   $ 10.03        $ 10.00
                                                       -------   -------        -------
Gain (loss) from investment operations
Net investment income.................................    0.05      0.05           0.06
Net realized and unrealized gain (loss)
  on investments......................................   (1.79)    (2.50)          0.03
                                                       -------   -------        -------
 Total from investment operations.....................   (1.74)    (2.45)          0.09
                                                       -------   -------        -------
Dividends and Distributions
Dividends from net investment income..................   (0.05)    (0.04)         (0.05)
Distributions from capital gains......................      --        --          (0.01)
                                                       -------   -------        -------
 Total dividends and distributions....................   (0.05)    (0.04)         (0.06)
                                                       -------   -------        -------
Net asset value at end of period...................... $  5.75   $  7.54        $ 10.03
                                                       -------   -------        -------
TOTAL RETURN:.........................................  (22.85)%  (24.38)%         0.87%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)..................................... $15,333   $17,514        $14,920
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...............................    0.80%     0.80%          0.80%***
 Expenses, prior to waiver from
   The Bank of New York...............................    1.71%     2.11%          1.76%***
 Net investment income, net of waiver from The Bank of
   New York...........................................    0.84%     0.58%          0.52%***
Portfolio turnover rate...............................      21%       16%             5%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Schedule of Investments

         December 31, 2002


Number of
 Shares                                 Value
---------                              --------
          Common Stocks--93.8%
          Airlines--0.0%
     37   JetBlue Airways Corp.*...... $    999
                                       --------
          Bank Holding Companies--11.0%
  5,300   Banknorth Group, Inc........  119,780
  2,600   Commercial Capital
          Bancorp*....................   23,062
  1,200   Doral Financial Corp........   34,320
  2,850   First Sentinel Bancorp, Inc.   41,012
  5,700   Greater Bay Bancorp.........   98,553
  1,500   Hudson United Bancorp.......   46,650
  5,105   New York Community
          Bancorp, Inc................  147,431
    935   Southern Financial Bancorp,
          Inc.........................   28,144
  5,300   UCBH Holdings, Inc..........  224,984
  4,400   Wilmington Trust Corp.......  139,392
                                       --------
                                        903,328
                                       --------
          Chemicals--1.3%
  4,200   H.B. Fuller Co..............  108,696
                                       --------
          Coal--1.0%
  3,600   Arch Coal, Inc..............   77,724
                                       --------
          Commercial Services--1.2%
  2,500   Alliance Data Systems
          Corp.*......................   44,300
  5,900   Plexus Corp.*...............   51,802
                                       --------
                                         96,102
                                       --------
          Communications, Media and
          Entertainment--1.3%
  3,000   Scholastic Corp.*...........  107,850
                                       --------
          Computer Services--1.5%
  2,600   Manhattan Associates, Inc.*.   61,516
  5,400   Perot Systems Corp.*........   57,888
                                       --------
                                        119,404
                                       --------

Number of
 Shares                                  Value
---------                               --------
          Common Stocks (Continued)
          Computers--Software and Peripherals--5.3%
  2,350   Activision, Inc.*............ $ 34,287
  9,300   Concurrent Computer
          Corp.*.......................   26,784
  3,300   Diebold, Inc.................  136,025
  5,700   J.D. Edwards & Co.*..........   64,296
  2,800   ManTech International
          Corp.*.......................   53,396
  4,600   Manugistics Group, Inc.*.....   11,040
  2,600   Photon Dynamics, Inc.*.......   59,280
  1,050   SeaChange International,
          Inc.*........................    6,458
  4,600   Skyworks Solutions, Inc.*....   39,652
                                        --------
                                         431,218
                                        --------
          Consumer Goods and Services--1.5%
  2,500   The Scotts Co.*..............  122,600
                                        --------
          Distribution and Wholesale--0.8%
 11,100   Bell Microproducts, Inc.*....   61,494
                                        --------
          Education--2.6%
  4,500   DeVry, Inc.*.................   74,745
  5,700   ITT Educational Services,
          Inc.*........................  134,235
                                        --------
                                         208,980
                                        --------
          Electronic Equipment and
          Components--6.2%
  4,200   Aeroflex, Inc.*..............   28,980
  4,300   Asyst Technologies, Inc.*....   31,605
  4,241   Avnet, Inc.*.................   45,930
  7,600   Cable Design Technologies
          Corp.*.......................   44,840
  4,100   Fairchild Semiconductor
          Corp.*.......................   43,911
  2,900   Jabil Circuit, Inc.*.........   51,968

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2002

Number of
 Shares                                                       Value
---------                                                    --------
          Common Stocks (Continued)
  4,000   KEMET Corp.*...................................... $ 34,960
  2,000   Lattice Semiconductor Corp.*......................   17,540
  7,237   Microchip Technology, Inc.*.......................  176,945
 13,000   Vitesse Semiconductor Corp.*......................   28,405
                                                             --------
                                                              505,084
                                                             --------
          Entertainment--1.8%
  2,600   International Speedway Corp.......................   96,954
  8,300   Six Flags, Inc....................................   47,393
                                                             --------
                                                              144,347
                                                             --------
          Food Wholesaling--1.7%
  4,000   Performance Food Group Co.*.......................  135,836
                                                             --------
          Forest and Paper Products--1.7%
  2,500   Boise Cascade Corp................................   63,050
  1,100   Bowater, Inc......................................   46,145
  4,300   Buckeye Technologies, Inc.*.......................   26,445
                                                             --------
                                                              135,640
                                                             --------
          Health and Medical Facilities--5.9%
  5,200   Community Health Systems, Inc.*...................  107,068
 10,400   Cytyc Corp.*......................................  106,080
  1,400   LifePoint Hospitals, Inc.*........................   41,903

Number of
 Shares                                                       Value
---------                                                    --------
          Common Stocks (Continued)
  2,200   Quest Diagnostics, Inc.*.......................... $125,180
  2,300   Universal Health Services, Inc., Class B..........  103,730
                                                             --------
                                                              483,961
                                                             --------
          Health Care Products and Services--4.1%
  4,100   AdvancePCS*.......................................   91,061
  2,600   NBTY, Inc.*.......................................   45,708
  1,700   Patterson Dental Co.*.............................   74,358
  3,800   Renal Care Group, Inc.*...........................  120,232
                                                             --------
                                                              331,359
                                                             --------
          Household and Personal Care Products--2.4%
  4,200   Church & Dwight Co., Inc..........................  127,806
  2,500   Maytag Corp.......................................   71,250
                                                             --------
                                                              199,056
                                                             --------
          Investment Management--1.6%
  1,600   Legg Mason, Inc...................................   77,664
  2,500   Waddell & Reed Financial, Inc.....................   49,175
                                                             --------
                                                              126,839
                                                             --------
          Manufacturing--3.7%
    900   Maverick Tube Corp.*..............................   11,727
  3,700   Mettler-Toledo International, Inc.*...............  118,622
  3,600   Timken Co.........................................   68,760
  4,600   Waters Corp.*.....................................  100,188
                                                             --------
                                                              299,297
                                                             --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2002

Number of
 Shares                                                       Value
---------                                                    --------
          Common Stocks (Continued)
          Media--3.9%
  5,700   Entravision Communications Corp.*................. $ 56,886
  4,100   Hispanic Broadcasting Corp.*......................   84,255
  2,600   Martha Stewart Living, Inc.*......................   25,662
 10,200   Radio One, Inc., Class D*.........................  147,186
                                                             --------
                                                              313,989
                                                             --------
          Oil and Gas--4.4%
  5,300   Airgas, Inc.*.....................................   91,425
 13,200   Grey Wolf, Inc.*..................................   52,668
  2,000   Newfield Exploration Co.*.........................   72,100
  2,920   Premcor, Inc.*....................................   64,912
  2,500   Stolt Offshore SA ADR*............................    3,575
  2,300   Stone Energy Corp.*...............................   76,728
                                                             --------
                                                              361,408
                                                             --------
          Oil Field Services and Equipment--5.6%
  4,000   Cal Dive International, Inc.*.....................   94,000
  1,500   Core Laboratories NV*.............................   17,025
  2,900   National-Oilwell, Inc.*...........................   63,336
  1,700   Patterson-UTI Energy, Inc.*.......................   51,289
  3,900   Precision Drilling Corp.*.........................  126,906
  4,300   Superior Energy Services, Inc.*                      35,260
  3,700   Varco International, Inc.*........................   64,380
                                                             --------
                                                              452,196
                                                             --------
          Pharmaceuticals--4.4%
  5,600   Alkermes, Inc.*...................................   35,112
  1,700   AmerisourceBergen Corp............................   92,327

Number of
 Shares                                                       Value
---------                                                    --------
          Common Stocks (Continued)
  4,800   Celgene Corp.*.................................... $103,056
  1,700   Cephalon, Inc.*...................................   82,736
  2,700   Enzon, Inc.*......................................   45,144
                                                             --------
                                                              358,375
                                                             --------
          Printing and Publishing--0.9%
  1,400   Lee Enterprises, Inc..............................   46,928
    500   The McClatchy Co..................................   28,365
                                                             --------
                                                               75,293
                                                             --------
          Records Storage--2.1%
  5,150   Iron Mountain, Inc.*..............................  170,002
                                                             --------
          Retail--Apparel and Shoes--4.4%
  2,200   American Eagle Outfitters, Inc.*..................   30,316
  1,700   AnnTaylor Stores Corp.*...........................   34,714
  4,500   Coach, Inc.*......................................  148,140
  7,100   Foot Locker, Inc..................................   74,550
  3,000   Too, Inc.*........................................   70,560
                                                             --------
                                                              358,280
                                                             --------
          Retail--Discount Stores--0.6%
  2,600   BJ's Wholesale Club, Inc.*........................   47,580
                                                             --------
          Retail--Restaurants--0.5%
  1,500   Chicago Pizza & Brewery, Inc.*                       10,350
    800   Panera Bread Co...................................   27,848
                                                             --------
                                                               38,198
                                                             --------
          Retail--Specialty Stores--6.4%
  2,800   A.C. Moore Arts & Crafts, Inc.*...................   35,588
  4,300   Barnes & Noble, Inc.*.............................   77,701
  2,250   Columbia Sportswear Co.*..........................   99,945

See notes to financial statements.

s

         BNY Hamilton Small Cap Growth CRT Fund

         Schedule of Investments (Continued)

         December 31, 2002

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  3,400   Electronics Boutique
          Holdings Corp.*............ $   53,754
  3,050   Ethan Allen Interiors, Inc.    104,829
  2,400   Peet's Coffee & Tea, Inc.*.     33,912
  4,600   Williams-Sonoma, Inc.*.....    124,889
                                      ----------
                                         530,618
                                      ----------
          Transportation--4.0%
  2,000   Arkansas Best Corp.*.......     51,962
  1,400   Roadway Corp...............     51,534
  1,200   SCS Transportation, Inc.*..     11,892
  2,300   Swift Transportation Co.,
          Inc.*......................     46,041
  1,600   USFreightways Corp.........     46,000
  2,766   Werner Enterprises, Inc....     59,552
  2,400   Yellow Corp.*..............     60,459
                                      ----------
                                         327,440
                                      ----------
          Total Common Stocks
          (Cost $9,225,966)..........  7,633,193
                                      ----------
          Warrants--0.0%
          Bank Holding Companies--0.0%
  3,600   Dime Bancorp, Inc.* (a)
          (Cost $1,030)..............        436
                                      ----------
          Rights--0.0%
          Financial Services--0.0%
    500   Bank United Corp.*
          (Cost $0)..................         50
                                      ----------

Number of
 Shares                                   Value
---------                              ----------
          Money Market Funds--6.9%
 260,747  ACM Institutional Reserves
          (Government Portfolio),
          1.18% (b)................... $  260,747
 298,446  ACM Institutional Reserves
          (Prime Portfolio), 1.30% (b)    298,446
                                       ----------
          Total Money Market Funds
          (Cost $559,193).............    559,193
                                       ----------
          Total Investments
          (Cost $9,786,189) (c)--
          100.7%......................  8,192,872
          Liabilities in excess of
          other assets--(0.7%)........    (53,956)
                                       ----------
          Net Assets--100.0%.......... $8,138,916
                                       ----------

ADR American Depositary Receipt
*   Non-income producing security.
(a) Warrant has neither a strike price nor expiration date. Warrant represents a potential distribution for a legal claim settlement.
(b) Represents annualized 7 day yield at December 31, 2002.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $1,593,317 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $670,686 and aggregate gross unrealized depreciation of $2,264,003.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statement of Assets and Liabilities

         December 31, 2002


           Assets:
             Investments at market value,
              (Cost $9,786,189)....................... $  8,192,872
             Receivables:
              Due from Advisor........................        3,240
              Dividends...............................        2,086
              Interest................................          654
             Other assets.............................        9,004
                                                       ------------
              Total Assets............................    8,207,856
                                                       ------------
           Liabilities:
             Payables:
              Services provided by The Bank of New
               York and Administrator.................       30,116
             Accrued expenses and other liabilities...       38,824
                                                       ------------
              Total Liabilities.......................       68,940
                                                       ------------
           Net Assets:................................ $  8,138,916
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $      1,078
             Capital surplus..........................   11,165,362
             Accumulated net realized loss on
              investments.............................   (1,434,207)
             Net unrealized depreciation on
              investments.............................   (1,593,317)
                                                       ------------
           Net Assets................................. $  8,138,916
                                                       ------------
           Institutional Shares:
             Net assets............................... $  8,138,916
                                                       ------------
             Shares outstanding.......................    1,078,264
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.55
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

Statement of Operations
For the year ended December 31, 2002

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $49).................................... $    35,231
            Interest....................................       8,616
                                                         -----------
             Total Income...............................      43,847
                                                         -----------
          Expenses:
            Accounting services.........................      75,052
            Advisory....................................      66,042
            Transfer agent..............................      20,755
            Administration..............................      17,611
            Registration and filings....................      14,707
            Directors...................................      12,495
            Custodian...................................       9,251
            Audit.......................................       7,650
            Reports to shareholders.....................       4,137
            Other.......................................       7,138
                                                         -----------
             Total Expenses.............................     234,838
            Fees waived by The Bank of New York
             (Note 3)...................................    (150,306)
                                                         -----------
             Net Expenses...............................      84,532
                                                         -----------
             Net Investment Loss........................     (40,685)
                                                         -----------
          Realized and Unrealized Loss on
           Investments:
            Net realized loss on investments............    (350,375)
            Decrease in unrealized appreciation on
             investments................................  (1,839,312)
                                                         -----------
            Net realized and unrealized loss on
             investments................................  (2,189,687)
                                                         -----------
            Net decrease in net assets resulting from
             operations................................. $(2,230,372)
                                                         -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statements of Changes in Net Assets

                                                                 Year Ended
                                                                December 31,
                                                          ------------------------
                                                              2002         2001
                                                          -----------  -----------
Operations:
 Net investment loss..................................... $   (40,685) $   (17,608)
 Net realized loss on investments........................    (350,375)  (1,080,171)
 Increase (decrease) in unrealized appreciation on
   investments during the year...........................  (1,839,312)     159,955
                                                          -----------  -----------
   Net decrease in net assets resulting from operations..  (2,230,372)    (937,824)
                                                          -----------  -----------
Capital Stock Transactions:
 Proceeds from capital stock sold........................   5,430,667    4,525,095
 Value of capital stock repurchased......................  (3,884,026)  (1,159,093)
                                                          -----------  -----------
 Net increase in net assets resulting from capital
   stock transactions....................................   1,546,641    3,366,002
                                                          -----------  -----------
   Increase (decrease) in Net Assets.....................    (683,731)   2,428,178
Net Assets:
 Beginning of year.......................................   8,822,647    6,394,469
                                                          -----------  -----------
 End of year............................................. $ 8,138,916  $ 8,822,647
                                                          -----------  -----------
Changes In Capital Stock Outstanding:
 Shares sold: Institutional Shares.......................     599,917      440,845
 Shares repurchased: Institutional Shares................    (424,289)    (127,719)
                                                          -----------  -----------
    Net increase.........................................     175,628      313,126
 Shares outstanding, beginning of year...................     902,636      589,510
                                                          -----------  -----------
 Shares outstanding, end of year.........................   1,078,264      902,636
                                                          -----------  -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Financial Highlights

                                                  Year ended      For the period
                                                 December 31,    January 3, 2000*
                                              ----------------        through
                                                2002      2001   December 31, 2000
                                              -------   ------   -----------------
PER SHARE DATA:
Net asset value at beginning of period....... $  9.77   $10.85        $10.00
                                              -------   ------        ------
Gain (loss) from investment operations
Net investment loss..........................   (0.04)   (0.02)        (0.01)
Net realized and unrealized gain (loss) on
  investments................................   (2.18)   (1.06)         0.96
                                              -------   ------        ------
  Total from investment operations...........   (2.22)   (1.08)         0.95
                                              -------   ------        ------
Distributions
Distributions from capital gains.............      --       --         (0.10)
                                              -------   ------        ------
Net asset value at end of period............. $  7.55   $ 9.77        $10.85
                                              -------   ------        ------
TOTAL RETURN:................................  (22.72)%  (9.95)%        9.53%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).. $ 8,139   $8,823        $6,394
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of
   New York..................................    0.96%    0.96%         0.96%***
  Expenses, prior to waiver from The Bank of
   New York..................................    2.63%    3.24%         3.03%***
  Net investment loss, net of waiver from
   The Bank of New York......................   (0.46)%  (0.22)%       (0.11)%***
Portfolio turnover rate......................      27%      47%           35%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Schedule of Investments

         December 31, 2002

Number of
 Shares                                                      US$ Value
---------                                                    ---------
          Common Stocks--94.8%
          Australia--2.3%
  3,500   AMP Ltd...........................................  $ 22,034
  5,000   Aristocrat Leisure Ltd............................    13,176
  2,700   Lend Lease Corp. Ltd..............................    14,778
  1,000   Macquarie Bank Ltd................................    13,289
  5,000   Mayne Group Ltd...................................     9,178
  7,008   The News Corp. Ltd................................    45,302
  6,000   Woolworths Ltd....................................    38,516
                                                             ---------
                                                               156,273
                                                             ---------
          Belgium--0.9%
  2,784   Dexia.............................................    34,563
    750   UCB SA............................................    23,612
                                                             ---------
                                                                58,175
                                                             ---------
          Denmark--0.1%
    950   Vestas Wind Systems A/S...........................     9,462
                                                             ---------
          Finland--1.9%
  6,000   Nokia Corp........................................    95,393
  6,500   Nordea AB FDR.....................................    29,127
                                                             ---------
                                                               124,520
                                                             ---------
          France--10.4%
  2,740   Altran Technologies SA............................    13,141
  1,000   Aventis SA........................................    54,360
  3,000   Axa...............................................    40,267
  1,000   BNP Paribas SA....................................    40,749
  1,000   Carrefour SA......................................    44,527
  2,000   Compagnie de Saint-Gobain.........................    58,684
    750   Essilor International SA CIE Generale D'Optique...    30,893
    300   Establissements Economiques du Casino
          Guichard-Perrachon SA.............................    22,274

Number of
 Shares                                                      US$ Value
---------                                                    ---------
          Common Stocks (Continued)
  2,000   LVMH (Louis Vuitton Moet Hennessy)................  $ 82,170
    400   PSA Peugeot Citroen...............................    16,312
  3,500   Suez SA...........................................    60,750
  2,450   Thomas SA*........................................    41,806
    730   TotalFinaElf SA...................................   104,264
  5,000   Vivendi Universal SA..............................    80,754
                                                             ---------
                                                               690,951
                                                             ---------
          Germany--8.0%
    523   Allianz AG........................................    49,451
  1,100   BASF AG...........................................    41,442
  1,200   Bayer AG..........................................    25,186
  1,400   Bayerische Motoren Werke (BMW) AG.................    42,533
  2,800   DaimlerChrysler AG................................    85,654
  1,250   Deutsche Bank AG..................................    57,587
  2,500   Deutsche Telekom AG...............................    32,060
  1,103   E.On AG...........................................    44,449
    500   Henkel KGaA.......................................    31,640
    150   Muenchener Rueckversicherungs-Gesellschaft AG.....    17,929
    300   SAP AG............................................    23,776
  2,000   Siemens AG........................................    85,004
                                                             ---------
                                                               536,711
                                                             ---------
          Hong Kong--2.2%
  2,000   Cheung Kong (Holdings) Ltd.                           13,015
  8,000   China Mobile (Hong Kong) Ltd.*....................    19,030
 16,000   Esprit Holdings Ltd...............................    26,980
  3,500   Hang Seng Bank Ltd................................    37,251
  8,000   Sun Hung Kai Properties Ltd.                          47,395
                                                             ---------
                                                               143,671
                                                             ---------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2002

Number of
 Shares                                                      US$ Value
---------                                                    ---------
          Common Stocks (Continued)
          Italy--4.5%
  2,000   Assicurazioni Generali SpA........................  $ 41,138
  6,500   Eni SpA...........................................   103,342
    157   Seat-Pagine Gialle SpA*...........................       107
  9,400   Telecom Italia Mobile SpA.........................    42,911
  7,185   Telecom Italia SpA................................    54,515
 14,000   UniCredito Italiano SpA...........................    55,976
                                                             ---------
                                                               297,989
                                                             ---------
          Japan--25.0%
  3,000   Aeon Co. Ltd......................................    71,037
  3,000   Ajinomoto Co., Inc................................    31,322
  5,000   Asahi Glass Co. Ltd...............................    30,631
  2,000   Canon, Inc........................................    75,336
      7   East Japan Railway Co.............................    34,743
    900   Fanuc Ltd.........................................    39,816
    200   Fast Retailing Co. Ltd............................     7,045
  1,000   Fuji Photo Film Co. Ltd...........................    32,611
  3,000   Fujitsu Ltd.......................................     8,570
  3,000   Hitachi Ltd.......................................    11,502
    400   Hoya Corp.........................................    28,010
  4,000   Isetan Co. Ltd....................................    27,437
  1,000   Ito-Yokado Co. Ltd................................    29,494
  3,500   JFE Holdings, Inc.*...............................    42,500
  3,000   Kao Corp..........................................    65,855
  2,000   Kirin Beverage Corp...............................    31,280
 11,000   Komatsu Ltd.......................................    35,873
    300   Kyocera Corp......................................    17,469
    100   Mabuchi Motor Co. Ltd.............................     9,202
      6   Millea Holdings, Inc..............................    43,179
  6,000   Mitsubishi Corp...................................    36,656
  4,000   Mitsubishi Heavy Industries Ltd...................     9,775
      2   Mizuho Holdings, Inc..............................     1,871
    400   Nintendo Co. Ltd..................................    37,381

Number of
 Shares                                                      US$ Value
---------                                                    ----------
          Common Stocks (Continued)
  3,000   Nippon Oil Corp................................... $   13,601
 16,000   Nissan Motor Co. Ltd..............................    124,851
  1,000   Nitto Denko Corp..................................     28,482
  6,000   Nomura Holdings, Inc..............................     67,448
      1   NTT Data Corp.....................................      2,764
     65   NTT DoCoMo, Inc...................................    119,954
  1,000   Orix Corp.........................................     64,464
  2,000   Pioneer Corp......................................     37,499
  2,000   Sanyo Electric Co. Ltd............................      5,208
    500   Seven-Eleven Japan Co. Ltd........................     15,252
  2,000   Sharp Corp........................................     18,994
  2,000   Shin-Etsu Chemical Co. Ltd........................     65,560
  1,000   Sony Corp.........................................     41,797
 10,000   Sumitomo Chemical Co. Ltd.........................     39,521
  3,000   Sumitomo Electric Industries Ltd..................     19,440
      5   Sumitomo Mitsui Financial Group, Inc..............     15,632
  1,000   Takeda Chemical Industries Ltd....................     41,797
  2,000   The Tokyo Electric Power Co., Inc.................     38,005
  1,000   Tokyo Broadcasting System, Inc....................     12,573
  3,000   Toshiba Corp.*....................................      9,404
  3,000   Toyota Motor Corp.................................     80,644
  1,000   Yamanouchi Pharmaceutical Co. Ltd.................     28,988
  2,000   Yamato Transport Co. Ltd..........................     26,123
                                                             ----------
                                                              1,676,596
                                                             ----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2002

Number of
 Shares                                                      US$ Value
---------                                                    ---------
          Common Stocks (Continued)
          Netherlands--3.8%
  2,500   ABN AMRO Holding NV...............................  $ 40,875
      3   Koninklijke (Royal) KPN NV*.......................        20
  4,000   Royal Dutch Petroleum Co..........................   176,094
    550   Unilever NV.......................................    33,794
                                                             ---------
                                                               250,783
                                                             ---------
          Singapore--0.9%
  8,000   City Developments Ltd.............................    19,187
  2,000   DBS Group Holdings Ltd............................    12,684
  4,000   Singapore Airlines Ltd............................    23,523
  6,000   Singapore Telecommunications Ltd..................     4,289
                                                             ---------
                                                                59,683
                                                             ---------
          Spain--2.1%
  2,500   Endesa SA.........................................    29,253
  2,000   Industria de Diseno Textil SA (Inditex)...........    47,245
  7,000   Telefonica SA*....................................    62,661
                                                             ---------
                                                               139,159
                                                             ---------
          Switzerland--8.6%
  1,000   Adecco SA.........................................    39,199
    474   Lonza Group AG....................................    28,796
    550   Nestle SA.........................................   116,547
  3,600   Novartis AG.......................................   131,352
  1,200   Roche Holding AG-Genusshein.......................    83,619
  1,000   Swiss RE-Reg Formerly Schweizerische
          Rueckversicherung.................................    65,596

Number of
 Shares                                                      US$ Value
---------                                                    ----------
          Common Stocks (Continued)
    200   Swisscom AG....................................... $   57,930
    900   Syngenta AG.......................................     52,105
                                                             ----------
                                                                575,144
                                                             ----------
          United Kingdom--24.1%
  1,800   AstraZeneca PLC...................................     64,327
  2,500   BAA PLC...........................................     20,203
  3,464   BAE SYSTEMS PLC...................................      6,915
 14,000   Barclays PLC......................................     86,768
 25,000   BP PLC............................................    171,845
  3,000   Cadbury Schweppes PLC.............................     18,690
 12,000   Centrica PLC......................................     33,033
 10,000   Diageo PLC........................................    108,661
  9,000   GlaxoSmithKline PLC...............................    172,698
  4,000   GUS PLC...........................................     36,864
 12,500   HSBC Holdings PLC.................................    138,140
 14,000   Kingfisher PLC....................................     50,145
 10,000   Lloyds TSB Group PLC..............................     71,797
  5,000   Man Group PLC.....................................     71,394
  3,200   Pearson PLC.......................................     29,594
  4,500   Reed Elsevier PLC.................................     38,647
  4,600   Rio Tinto PLC.....................................     91,748
  3,000   Royal Bank of Scotland Group PLC..................     71,861
 14,000   Shell Transport & Trading Co. PLC.................     92,120
  2,500   Telewest Communications PLC*......................         80
 11,000   Tesco PLC.........................................     34,353
  5,000   Unilever PLC......................................     47,569
 55,000   Vodafone Group PLC................................    100,270
  7,000   WPP Group PLC.....................................     53,469
                                                             ----------
                                                              1,611,191
                                                             ----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2002

Number of
 Shares                                                      US$ Value
---------                                                    ----------
          Common Stocks (Continued)
          Total Common Stocks
          (Cost $8,143,647)................................. $6,330,308
                                                             ----------
          Total Investments
          (Cost $8,143,647)(a)--94.8%.......................  6,330,308
          Other assets less liabilities--5.2%...............    345,144
                                                             ----------
          Net Assets--100.0%................................ $6,675,452
                                                             ----------

FDR Finnish Depositary Receipt.
*   Non-income producing security.
(a) The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002 net unrealized depreciation was $1,899,761 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $150,533 and aggregate gross unrealized depreciation of $2,050,294.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Industry Diversification (Unaudited)

         December 31, 2002

                                                                  % of
                                                                 Total
                                                    US$ VALUE  Net Assets
                                                    ---------  ----------
      Advertising and Marketing Services........... $   53,469     0.8%
      Aerospace and Defense........................      6,915     0.1
      Airlines.....................................     23,523     0.4
      Airport Development and Maintenance..........     20,203     0.3
      Aluminum, Steel and Other Metals.............     42,500     0.6
      Automotive...................................    349,994     5.2
      Banking and Finance..........................    608,718     9.2
      Beverages, Food and Tobacco..................    306,500     4.6
      Building and Building Products...............     58,684     0.9
      Chemicals....................................    354,529     5.3
      Commercial Services..........................     48,377     0.7
      Communications, Media and Entertainment......    176,090     2.6
      Computers--Software and Peripherals..........     26,540     0.4
      Consumer Goods and Services..................    195,012     2.9
      Diversified Operations.......................     82,170     1.2
      Electronic Equipment and Components..........    364,053     5.5
      Engineering..................................     13,141     0.2
      Export Trading...............................     36,656     0.5
      Financial Services...........................    390,388     5.8
      Hotels and Gaming............................     13,176     0.2
      Household and Personal Care Products.........     65,855     1.0
      Insurance....................................    191,964     2.9
      Manufacturing................................    125,410     1.9
      Mining.......................................    127,621     1.9
      Oil and Gas..................................    694,299    10.5
      Pharmaceuticals..............................    558,956     8.4
      Publishing...................................     68,348     1.0
      Real Estate Development......................     94,375     1.4
      Retail--Apparel and Shoes....................    118,134     1.8
      Retail--Department Stores....................     27,437     0.4
      Retail--Food Stores..........................    255,453     3.8
      Telecommunications...........................    589,033     8.8
      Transportation...............................     60,866     0.9
      Utilities--Gas and Electric..................    181,919     2.7
                                                    ----------   -----
      Total value of investments...................  6,330,308    94.8
      Other assets less liabilities................    345,144     5.2
                                                    ----------   -----
      Net Assets................................... $6,675,452   100.0%
                                                    ----------   -----

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statement of Assets and Liabilities
         December 31, 2002

Assets:
 Investments at market value, (Cost $8,143,647).................. $  6,330,308
 Foreign currency, at value (Cost $18,276).......................       18,683
 Cash............................................................      359,096
 Receivables:
   Investments sold..............................................       13,381
   Dividends.....................................................       10,068
   Due from Advisor..............................................        7,634
 Other assets....................................................        9,034
                                                                  ------------
   Total Assets..................................................    6,748,204
                                                                  ------------
Liabilities:
 Payables:
   Services provided by The Bank of New York and Administrator...       34,724
 Accrued expenses and other liabilities..........................       38,028
                                                                  ------------
   Total Liabilities.............................................       72,752
                                                                  ------------
Net Assets:...................................................... $  6,675,452
                                                                  ------------
Sources of Net Assets:
 Capital stock @ par............................................. $      1,297
 Capital surplus.................................................   10,655,466
 Undistributed net investment loss...............................         (555)
 Accumulated net realized loss on investments and foreign
   currency transactions.........................................   (2,168,862)
 Net unrealized depreciation on investments and foreign currency
   denominated assets and liabilities............................   (1,811,894)
                                                                  ------------
Net Assets....................................................... $  6,675,452
                                                                  ------------
Institutional Shares:
 Net assets...................................................... $  6,675,452
                                                                  ------------
 Shares outstanding..............................................    1,297,322
                                                                  ------------
 Net asset value, offering price and repurchase price per share.. $       5.15
                                                                  ------------
Institutional Shares authorized @ $.001 par value................  200,000,000

       Statement of Operations
       For the year ended December 31, 2002

Investment Income:
 Dividends (net of foreign withholding taxes of $17,651)......... $   136,546
                                                                  -----------
Expenses:
 Accounting services.............................................      92,375
 Advisory........................................................      62,700
 Custodian.......................................................      27,122
 Transfer agent..................................................      19,793
 Registration and filings........................................      15,661
 Administration..................................................      14,753
 Directors.......................................................      12,495
 Audit...........................................................       7,623
 Reports to shareholders.........................................       2,513
 Other...........................................................      17,846
                                                                  -----------
   Total Expenses................................................     272,881
 Fees waived by The Bank of New York (Note 3)....................    (182,889)
                                                                  -----------
   Net Expenses..................................................      89,992
                                                                  -----------
   Net Investment Income.........................................      46,554
                                                                  -----------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss on:
   Investments...................................................    (963,162)
   Foreign currency transactions.................................      (4,850)
                                                                  -----------
 Net realized loss on investments and foreign currency
   transactions..................................................    (968,012)
                                                                  -----------
 Increase (decrease) in unrealized depreciation on:
   Investments...................................................    (400,155)
   Foreign currency denominated assets and liabilities...........       1,341
                                                                  -----------
 Net unrealized loss on investments and foreign currency
   denominated assets and liabilities during the year............    (398,814)
                                                                  -----------
 Net realized and unrealized loss on investments and foreign currency transactions during the year.........................  (1,366,826)
                                                                  -----------
 Net decrease in net assets resulting from operations............ $(1,320,272)
                                                                  -----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statement of Changes in Net Assets

                                                           Year ended December 31,
                                                           -----------------------
                                                              2002         2001
                                                          -----------  -----------
Operations:
 Net investment income................................... $    46,554  $    19,459
 Net realized loss on investments and foreign currency
   transactions..........................................    (968,012)  (1,082,248)
 Increase in unrealized depreciation on investments
   and foreign currency denominated assets and
   liabilities during the year...........................    (398,814)    (890,062)
                                                          -----------  -----------
   Net decrease in net assets resulting from operations..  (1,320,272)  (1,952,851)
                                                          -----------  -----------
Dividends to Shareholders:
 Dividends from net investment income....................     (41,752)     (27,319)
                                                          -----------  -----------
Capital Stock Transactions:
 Proceeds from capital stock sold........................   1,491,905    4,412,694
 Proceeds from shares issued on reinvestment of
   dividends.............................................       1,844        1,860
 Value of capital stock repurchased......................    (642,362)    (511,380)
                                                          -----------  -----------
   Net increase in net assets resulting from capital
    stock transactions...................................     851,387    3,903,174
                                                          -----------  -----------
    Increase (decrease) in Net Assets....................    (510,637)   1,923,004
Net Assets:
 Beginning of year.......................................   7,186,089    5,263,085
                                                          -----------  -----------
 End of year (includes undistributed net investment
   loss of $555 at December 31, 2002 and undistributed
   net investment loss of $741 at December 31, 2001)..... $ 6,675,452  $ 7,186,089
                                                          -----------  -----------
Changes in Capital Stock Outstanding:
 Shares sold: Institutional Shares.......................     255,260      597,268
 Shares issued on reinvestment of dividends:
   Institutional Shares..................................         363          306
 Shares repurchased: Institutional Shares................    (114,213)     (81,882)
                                                          -----------  -----------
   Net increase..........................................     141,410      515,692
 Shares outstanding, beginning of year...................   1,155,912      640,220
                                                          -----------  -----------
 Shares outstanding, end of year.........................   1,297,322    1,155,912
                                                          -----------  -----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Financial Highlights

                                              Year ended       For the period
                                             December 31,     January 3, 2000*
                                          -----------------        through
                                            2002      2001    December 31, 2000
                                          -------   -------   -----------------
 PER SHARE DATA:
 Net asset value at beginning of period.. $  6.22   $  8.22        $ 10.00
                                          -------   -------        -------
 Gain (loss) from investment operations
 Net investment income...................    0.04      0.02             --
 Net realized and unrealized loss on
   investments and foreign currency
   transactions..........................   (1.08)    (2.00)         (1.78)
                                          -------   -------        -------
   Total from investment operations......   (1.04)    (1.98)         (1.78)
                                          -------   -------        -------
 Dividends
 Dividends from net investment income....   (0.03)    (0.02)            --
                                          -------   -------        -------
 Net asset value at end of period........ $  5.15   $  6.22        $  8.22
                                          -------   -------        -------
 TOTAL RETURN:...........................  (16.68)%  (24.04)%       (17.80)%**
 RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (000's
   omitted).............................. $ 6,675   $ 7,186        $ 5,263
 Ratio to average net assets of:
   Expenses, net of waiver from The Bank
    of New York..........................    1.22%     1.22%          1.22%***
   Expenses, prior to waiver from The
    Bank of New York.....................    3.66%     4.38%          4.55%***
   Net investment income, net of waiver
    from The Bank of New York............    0.63%     0.29%          0.03%***
 Portfolio turnover rate.................      37%       48%            10%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. Organization

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of nineteen separate series. The series presented in these financial statements are the BNY Hamilton Equity CRT Funds (the ''Funds''), which consists of three series: BNY Hamilton Large Cap Growth CRT Fund (''Large Cap Growth CRT Fund''), BNY Hamilton Small Cap Growth CRT Fund (''Small Cap Growth CRT Fund''), and BNY Hamilton International Equity CRT Fund (''International Equity CRT Fund'').

2. Significant Accounting Policies

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid. No options were outstanding at December 31, 2002.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  Each Fund pays dividends and capital gains distributions, if any, at least annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily. Discounts on securities purchased for all Funds are accreted, and premiums on securities purchased are amortized.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment advisor (the ''Advisor''). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                           % of Average
                                         Daily Net Assets
                                         ----------------
Large Cap Growth CRT Fund...............       .60%
Small Cap Growth CRT Fund...............       .75%
International Equity CRT Fund...........      .425%

  The International Equity CRT Fund is also sub-advised by Credit Agricole Asset Management (formerly known as Indocam International Investment Services) (the ''Sub-Adviser''). The Fund accrues daily an additional fee to the Sub-Adviser, payable monthly at the rate of .425% of average daily net assets of the International Equity CRT Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the ''Administrator'') and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                           % of Average
                                         Daily Net Assets
                                         ----------------
Large Cap Growth CRT Fund...............       .20%
Small Cap Growth CRT Fund...............       .20%
International Equity CRT Fund...........       .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian (''Custodian''). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2002 is shown on its respective Statement of Operations under the caption ''Earnings Credit Adjustment.'' For the year ended December 31, 2002, none of the Funds earned any such monies.

  Since inception, The Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

Large Cap Growth CRT Fund...............  .80%
Small Cap Growth CRT Fund...............  .96%
International Equity CRT Fund........... 1.22%

  Management reserves the right to implement or discontinue expense limitations at any time.

4. Portfolio Securities

  For the year ended December 31, 2002, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                           Large Cap Growth
                                               CRT Fund
                                         ---------------------
                                         Purchases    Sales
                                         ---------  ----------
US Gov't Securities..................... $       -- $       --
All Others..............................  6,072,048  3,366,058

                                           Small Cap Growth
                                               CRT Fund
                                         ---------------------
                                         Purchases    Sales
                                         ---------  ----------
US Gov't Securities..................... $       -- $       --
All Others..............................  3,728,736  2,302,383

                                         International Equity
                                               CRT Fund
                                         ---------------------
                                         Purchases    Sales
                                         ---------  ----------
US Gov't Securities..................... $       -- $       --
All Others..............................  3,424,179  2,653,423

5. Geographic Concentration

  The International Equity CRT Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan and the United Kingdom. The International Equity CRT Fund may be more susceptible to political, social and economic events adversely affecting companies in these two countries than funds not so concentrated.

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2002 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                         Capital Loss
                                         Carryforward Expiration
                                         ------------ ----------
Large Cap Growth CRT Fund...............  $1,559,162     2009
                                           3,363,090     2010
Small Cap Growth CRT Fund...............   1,083,832     2009
                                             350,375     2010
International Equity CRT Fund...........     112,955     2008
                                             864,752     2009
                                           1,016,919     2010

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Funds indicated incurred and will elect to defer net capital losses noted during 2002. The Large Cap Growth CRT Fund will defer post-October losses in the amount of $31,072. The International Equity CRT Fund will defer post-October capital and currency losses in the amounts of $86,369 and $555, respectively.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                            Distributions Paid From:
                                            ------------------------
                                                     Net
                                                    Long       Total
                                                    Term      Taxable
                                         Ordinary  Capital Distributions
                                          Income    Gains      Paid
                                         --------  ------- -------------
Large Cap Growth CRT Fund............... $141,193    --      $141,193
Small Cap Growth CRT Fund...............       --    --            --
International Equity CRT Fund...........   41,752*   --        41,752

 *Amount is net of Foreign Taxes Credit of $17,651.

  The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                                            Distributions Paid From:
                                            ------------------------
                                                    Net
                                                   Long       Total
                                                   Term      Taxable
                                         Ordinary Capital Distributions
                                          Income   Gains      Paid
                                         -------- ------- -------------
Large Cap Growth CRT Fund............... $90,372    --       $90,372
Small Cap Growth CRT Fund...............      --    --            --
International Equity CRT Fund...........  27,319*   --        27,319

 *Amount is net of Foreign Taxes Credit of $11,648.

  As of December 31, 2002 the components of accumulated deficit on a tax basis were as follows:

                                     Undistributed
                                    ordinary income/ Accumulated    Unrealized         Total
                                      accumulated    capital and  appreciation/     accumulated
                                        earnings     other losses (depreciation)      deficit
                                    ---------------- ------------ --------------   ------------
Large Cap Growth CRT Fund..........       $947        (4,953,324)   (5,261,506)/1/ $(10,213,883)
Small Cap Growth CRT Fund..........         --        (1,434,207)   (1,593,317)      (3,027,524)
International Equity CRT Fund......         --        (2,081,550)   (1,899,761)/2/   (3,981,311)

/1/ The differences between book-basis and tax-basis unrealized (depreciation) is attributable to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.

/2/ The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

7. Reclassification Of Capital Accounts

  At December 31, 2002, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

         Report of Ernst & Young LLP, Independent Auditors

Shareholders and Trustees
BNY Hamilton Funds

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the BNY Hamilton Large Cap CRT Fund, the BNY Hamilton Small Cap CRT Fund and the BNY Hamilton International Equity CRT Fund (three of the nineteen funds comprising the BNY Hamilton Funds) as of December 31, 2002 and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP
New York, New York
February 12, 2003

Directors and Officers (Unaudited)

  The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
 Director          Position                   During Past Five Years
 --------          --------                   ----------------------
 Edward L. Gardner Director and    Chairman of the Board, President and Chief
 Age 68            Chairman of the Executive Officer, Industrial Solvents
                   Board           Corporation, 1981 to Present; Chairman of
                                   the Board, Blue Grass Chemical Specialties
                                   Inc., 1982 to Present; Chairman of the
                                   Board, Big Brothers/Big Sisters of New
                                   York City, 1992 to Present; National Vice-
                                   Chairman, Big Brothers/Big Sisters of
                                   America, 1993 to Present; President, Big
                                   Brothers/Big Sisters of America Foundation,
                                   1994 to Present; Vice President of the
                                   Board, The Sherry Netherland Hotel, 1991
                                   to Present; Member, Points of Light
                                   Foundation, 1995 to Present; Member, The
                                   National Assembly, 1992 to Present; Mem-
                                   ber, Alvin Ailey Dance Theatre Foundation,
                                   Inc., 1989 to Present; Member, The
                                   Institute for Art and Urban Resources, Inc.
                                   1985 to 1994; Member, Mercy College,
                                   1989 to Present; Member, Westchester/
                                   Putnam Regional Board of Directors, The
                                   Bank of New York, 1982 to Present;
                                   Member, Westchester County Association,
                                   1986 to Present.
 James E. Quinn    Director        Member, Board of Directors, Tiffany & Co.,
 Age 50                            January 1995 to Present; Vice Chairman,
                                   Retail and Corporate Sales, Tiffany & Co.,
                                   1999 to Present; Executive Vice President of
                                   Sales, Tiffany & Co., March 1992 to 1999.

                                                   Principal Occupations
Director             Position                      During Past Five Years
--------             --------                      ----------------------
Karen Osar           Director       Senior Vice President and Chief Financial Officer,
Age 53                              Westvaco Corp., 1999 to President; Vice President
                                    & Treasurer, Tenneco Inc., January 1994 to 1999;
                                    Managing Director of Corporate Finance Group,
                                    J.P. Morgan & Co., Inc.; held various other posi-
                                    tions at J.P. Morgan & Co., Inc. from 1975-1994.
Kim Kelly            Director       Executive Vice President and Chief Financial Offi-
Age 46                              cer, Insight Communication since 1990 to Present;
                                    Chief Operating Officer, Insight Communications,
                                    January 1998 to Present; Marine Midland Bank from
                                    1982 to 1990. Senior Vice President with primary
                                    responsibility for media lending activities, Marine
                                    Midland Bank 1988. Held various other positions at
                                    marine Midland Bank from 1982 to 1988. Member
                                    of the National Cable Televisions Association Sub-
                                    committee for Telecommunications Policy and
                                    national Cable Television Association Subcommittee
                                    for Accounting. Board member of Community
                                    Antenna Television Association, Cable in the Class-
                                    room and Cable Advertising Bureau.
John R. Alchin       Director       Executive Vice President and Treasurer, Comcast
Age 54                              Corporation, 1990 to present. Managing Director of
                                    Toronto Dominion Bank prior to 1990.
William J. Tomko     Vice President President, BISYS Fund Services, Inc., 1999 to
Age 44                              Present.
Michael A. Grunewald Vice President Manager, Client Services, BISYS Fund Services,
Age 32                              Inc., 1993 to Present.
Richard Baxt         Vice President Senior Vice President, Client Services, BISYS Fund
Age 49                              Services, Inc., 1997 to Present; General Manager of
                                    Investment and Insurance, First Fidelity Bank; Presi-
                                    dent, First Fidelity Brokers; President, Citicorp
                                    Investment Services.

                                                     Principal Occupations
Director         Position                            During Past Five Years
--------         --------                            ----------------------
Guy Nordahl      Treasurer and        Vice President, Mutual Funds Administration, The
Age 37           Principal Accounting Bank of New York, 1999 to Present; Vice President
                 Officer              and Assistant Treasurer for Northstar Investment
                                      Management, 1995 to 1999.
Lisa M. Hurley   Secretary            Executive Vice President, Legal Services, BISYS
Age 47                                Fund Services, Inc., 1995-Present; Attorney, private
                                      practice, 1990 to 1995.
Alaina V. Metz   Assistant Secretary  Chief Administrator, Administration Services of
Age 34                                BISYS Fund Services, Inc., June 1995 to Present;
                                      Supervisor of Mutual Fund Legal Department, Alli-
                                      ance Capital Management, May 1989 to June 1995.
Kim R. Grundfast Assistant Secretary  Assistant Counsel, Legal Services of BISYS Fund
Age 31                                Services, Inc., 2002 to Present; Attorney, private
                                      practice, 2000 to 2002; Senior Judicial Law Clerk,
                                      Massachusetts Superior Court, 1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator And Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for CRT Shares of BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

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